Milliman Variable Insurance Trust

(the “Trust”)

Supplement dated April 28, 2023 to the Prospectus and

Statement of Additional Information (“SAI”), each dated April 28, 2023 for the following series of the Trust

(the “Fund”)

Milliman 6-Year Buffered S&P 500 with Par Up Outcome Fund - Jul (II)

As of the date of the Prospectus and SAI, the Fund has not commenced investment operations and shares of the Fund are not available for purchase. Please contact your insurance company or other financial intermediatory for additional information on when Fund shares will be available for purchase. This supplement will be effective until commencement of the Fund’s investment operations.

Investors should retain this supplement for future reference.